UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): July 15, 2010 (July 14, 2010)

Commission File Number 0-8084

Connecticut Water Service, Inc.
(Exact name of registrant as specified in its charter)

Connecticut (State or other jurisdiction of incorporation or organization)	06-0739839 (I.R.S. Employer Identification No.)

93 West Main Street, Clinton, CT (Address of principal executive office)	06413 (Zip Code)

(860) 669-8636
(Registrant’s telephone number, including area code)

Not Applicable
(Former name, address and former fiscal year, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01                      Other Events

On July 14, 2010, the Connecticut Department of Public Utility Control (DPUC) issued a final decision on the application of The Connecticut Water Company (CWC), the principal operating subsidiary of Connecticut Water Service, Inc., to increase customer rates. A copy of the DPUC’s final decision, dated July 14, 2010, is filed herewith as Exhibit 99.1 and is hereby incorporated herein by reference.

The DPUC’s final decision approves an increase in revenues of $8.0 million, or 12.7 percent, over pro forma test year revenues.

The Company a distributed a statement dated July 14, 2010 concerning the DPUC’s final decision to local media outlets. A copy of the Company’s statement is filed herewith as Exhibit 99.2 and is hereby incorporated herein by reference.

Item 9.01                      Financial Statements and Exhibits:

The following are filed herewith as exhibits

(c)	Exhibits

99.1	Final Decision of the Connecticut DPUC, Docket No. 09-12-11 dated July 14, 2010.
99.2	Company statement, dated July 14, 2010

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

Connecticut Water Service, Inc. (Registrant)
Date: July 15, 2010	By: David C. Benoit David C. Benoit Vice President – Finance and Chief Financial Officer